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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into this registration statement on Form S-1 of our report dated March 3, 2000 included in EOTT Energy Partners, L.P.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
August 30, 2000